                                                                    Exhibit 99.4


                        FIDELITY SEDGWICK HOLDINGS, INC.
                              STOCK INCENTIVE PLAN
                             STOCK OPTION AGREEMENT
                            REFERENCE NUMBER: 2006-A



SECTION 1. GRANT OF OPTION.

(a) OPTION. On the terms and conditions set forth in this Agreement and each Notice of Stock Option Grant referencing this Agreement (the "Notice"), the Company grants to the Optionee on the Date of Grant an option to purchase at the Exercise Price a number of Shares, all as set forth in the Notice. Each such Notice, together with this referenced Agreement, shall be a separate option governed by the terms of this Agreement. This option is intended to be a Nonstatutory Option.

(b) DEFINED TERMS. This option is granted under and subject to the terms of the Plan, which is incorporated herein by this reference. Capitalized terms are defined in Section 14 of this Agreement.

SECTION 2. RIGHT TO EXERCISE.

        Subject to the conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

        This option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except set forth in Section 12(a) of the Plan, and shall not be subject to execution, attachment or other similar process.

SECTION 4. EXERCISE PROCEDURES.

(a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this option by giving written notice to the Company specifying the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. Exhibit A is an example of a "Notice of Exercise". The Notice of Exercise shall be signed by the person exercising this option. In the event that this option is being exercised by the Optionee's representative, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option. The Optionee or the Optionee's representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

(b) WITHHOLDING REQUIREMENTS. The Company may withhold any tax (or other governmental obligation) as a result of the exercise of this option, as a condition to the exercise of this option, and the Optionee shall make arrangements reasonably satisfactory to the Company to enable it to satisfy all such withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this option.

(c) STOCKHOLDERS AGREEMENT. As a condition to the exercise of this option, each Optionee must become a party to the Stockholders Agreement as a "Management Holder" thereunder.

(d) ISSUANCE OF SHARES. After receiving a proper notice of exercise and after satisfaction of the conditions of this Agreement, including, without limitation Sections 4(c) and 7 and 9, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option.

SECTION 5. PAYMENT FOR SHARES.

(a) CASH OR CHECK. All or part of the Purchase Price may be paid in cash or by personal check at the time this option is exercised.

(b) NET CASHLESS EXERCISE. In lieu of paying the Purchase Price as described in Section 5(a) above, at any time when the Company is not required to file periodic reports under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, the Optionee may pay all or a portion of the Purchase Price and any applicable withholding requirements by reducing the number of Shares otherwise to be delivered upon exercise of this option by the number of such Shares having a Fair Market Value equal to the amount to be paid upon exercise and any applicable withholding amount.

(c) ALTERNATIVE METHODS OF PAYMENT FOR SHARES. At the sole discretion of the Committee, all or any part of the Purchase Price and any applicable withholding requirements may be paid by any alternative method selected by the Committee. The Committee's exercise of its discretion to allow the Optionee to pay the exercise price pursuant to an alternative method shall not bind the Committee to permit such alternative method of payment for the remainder of this option or with respect to any other option or optionee under the Plan.

SECTION 6. TERM AND EXPIRATION.

(a)     BASIC TERM. Subject to earlier termination in accordance with subsection
(b) below, this option shall expire on the expiration date set forth in the Notice.

(b) TERMINATION OF SERVICE. If the Optionee's Service terminates for any reason, then this option shall expire on the earliest of the following occasions:

                (i) The expiration date determined pursuant to Subsection (a) above;

                (ii) The date twelve (12) months after the Optionee's Retirement, death or Disability; or

                (iii) The date three (3) months after the date of termination of the Optionee's Service if such termination is without Cause; or

                (iv) The date of termination of the Optionee's Service if such termination is for Cause or if Cause exists on such date or if the Optionee terminates his or her Service voluntarily.

For this purpose, if the Optionee is party to an employment agreement between the Optionee and the Company (or, if applicable, the Subsidiary or Affiliate employing the Optionee), termination without Cause shall include termination of the Optionee's Service (a) on expiration of the scheduled employment term in the employment agreement (if the employment agreement contains a scheduled term) and
(b) for "Good Reason" as defined in the employment agreement (if the employment agreement contains a definition of Good Reason).

Unless the Notice shall otherwise provide, the Optionee (or in the case of the Optionee's death or Disability, the Optionee's representative) may exercise all or a part of this option at any time before the expiration date described in the preceding sentence only to the extent that this option has become exercisable for vested Shares on or before the date the Optionee's Service terminates. Unless the Notice shall otherwise provide, the balance of this option (which is not exercisable and vested on the date the Optionee's Service terminates) shall lapse when the Optionee's Service terminates.

(c)     CALL RIGHT.

                (i) If the Optionee's Service is terminated for any reason, within 90 days after such date (or within 180 days after any Shares to be purchased hereunder have vested, if later), the Company shall have the right and option to purchase (the "Call Right") and such Optionee, upon exercise of such Call Right, shall be required to sell to the Company, any or all of the Shares acquired by Optionee pursuant to this Agreement (the "Call Shares") at the Fair Market Value. In the event the Optionee elects (to the extent permitted under Section 6(b) hereof) to exercise any of Optionee's Options after the time the Company has exercised its Call Right hereunder, the Company shall have 90 days after any such exercise by the Optionee to exercise its Call Right with respect to such additional Shares (or 180 days after the vesting thereof, if later).

                (ii) If the Company desires to exercise its Call Right, the Company shall not later than the applicable period described for such purchase in Section 6(c)(i), send written notice to the Optionee of its intention to purchase the Call Shares, specifying the number of Call Shares to be purchased (the "Call Notice"). The closing of the purchase shall take place at the principal office of the Company on the later of the date that is thirty (30) days after giving the Call Notice and the date that is ten (10) business days after the final determination of the Fair Market Value. The Optionee shall deliver to the Company the Call Shares and duly executed instruments transferring title to the Call Shares to the Company, against payment of the appropriate purchase price to such Optionee.

                (iii) Any amounts payable under this Section 6(c) may be paid
        (A) in cash; (B) by offset of any obligation of the Optionee to the Company or its Affiliates; or (C) to the extent that payment in cash would give rise to an "event of default" under the Company's principal credit agreement then in effect, by delivery of a promissory note with interest accruing at the "prime rate" published in The Wall Street Journal on the date of issuance, which interest will be payable annually in arrears through maturity. Such note will mature and be payable five years from the date of issuance or, if earlier, when such payment would not give rise to an "event of default" under the Company's principal credit agreement then in effect.

(d) LEAVES OF ABSENCE. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company or any Subsidiary in writing or if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company or Subsidiary).

SECTION 7. LEGALITY OF INITIAL ISSUANCE.

        No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

        (a) The Company and the Optionee have taken all actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

        (b) Any applicable listing requirement of any stock exchange or other securities market on which the Shares are listed has been satisfied; and

        (c) Any other applicable provision of state or federal law has been satisfied.

SECTION 8. REGISTRATION RIGHTS.

        The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 9. OPTIONEE REPRESENTATIONS AND COVENANTS

(a) OPTIONEE UNDERTAKING. The Optionee agrees to take whatever additional action and execute whatever additional documents the Company may deem reasonably necessary or advisable to carry out or effect one or more of the obligations or restrictions imposed on either the Optionee or upon the Shares pursuant to the provisions of this Agreement and the Stockholders Agreement.

(b) INVESTMENT INTENT. The Optionee represents and agrees that as of the Date of Grant, the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof. If the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

SECTION 10. ADDITIONAL CONDITIONS.

(a) SECURITIES LAW RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act or the securities laws of any state or any other law. Such restrictions may be in addition to the restrictions set forth in the Stockholders Agreement.

(b) LEGENDS. In addition to any legends required by the Stockholders Agreement, all certificates evidencing Shares purchased under this Agreement shall bear the following legends:

        "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY FOREGOING OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCKHOLDERS AGREEMENT DATED AS OF JANUARY 31, 2006, COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM FIDELITY SEDGWICK HOLDINGS, INC. OR ANY SUCCESSOR THERETO."

(c) REMOVAL OF LEGENDS. If, in the opinion of the Company, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(d) ADMINISTRATION. Any determination by the Company in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11. ADJUSTMENT OF SHARES.

        In the event of a Recapitalization, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 10(a) of the Plan. In the event that the Company is a party to a merger or consolidation or other transaction described in Section 10(b) of the Plan, this option shall be subject to the agreement of merger or consolidation or other applicable transaction agreement, as provided in Section 10(b) of the Plan.

SECTION 12. MISCELLANEOUS PROVISIONS.

(a) RIGHTS AS A STOCKHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee's representative becomes entitled to receive such Shares by (i) filing a notice of exercise, (ii) paying the Purchase Price as provided in this Agreement, and (iii) satisfying the requirements of this Agreement.

(b) NO RETENTION RIGHTS. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c) NOTIFICATION. Any notification required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. A notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

(d) ENTIRE AGREEMENT. The Notice, this Agreement and the Plan (and upon exercise of this option, the Stockholders Agreement) constitute the entire contract between the parties hereto with regard to the subject matter hereof and supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(e) WAIVER. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.

(f) SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Optionee, the Optionee's permitted assigns and the legal representatives, heirs and legatees of the Optionee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to be join herein and be bound by the terms hereof.

(g) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, as such laws are applied to contracts entered into and performed in such State.

SECTION 13. LIQUIDITY RIGHTS

(a) If a Liquidity Event has not occurred prior to the 54th month following the Date of Grant, then, subject to the limitations set forth in this Section 13, the Optionee, together with each other holder of options to purchase Common Stock of the Company who has been granted the liquidity rights set forth in this
Section 13 (each of the Optionee and such other holders being referred to herein as a "Liquidity Rights Holder") shall have the right, exercisable by written notice to the Company (the "Exercise Notice") given not later than the eight (8) year anniversary of the Date of Grant, to sell to the Company, and upon exercise of such right, the Company shall be required to purchase from such Optionee, (i) any or all Shares acquired by Optionee pursuant to this Agreement and (ii) all or any portion of any unexercised option hereunder that is vested, in each case at a per share purchase price equal to the Final FMV (reduced by the Exercise Price in the case of any portion of any unexercised option subject to such right) measured as of the date

Optionee exercises such right (the rights set forth in this Section 13(a) being referred to herein as the "Put Option").

(b) Within twenty (20) business days after receipt of an Exercise Notice, the Company shall send a written notice (the "Company Notification") to all other Liquidity Rights Holders stating that a Liquidity Rights Holder has exercised the Put Option. Each Liquidity Rights Holder shall have the right, within twenty (20) days after receipt of the Company Notification (the "Put Period"), to exercise such Liquidity Rights Holder's Put Option by providing written notice to the Company and stating the number of Shares and/or portion of any unexercised option to be purchased hereunder. Any Liquidity Rights Holder's exercise of the Put Option, whether pursuant to an original Exercise Notice or following a Company Notification, shall be considered one and the same exercise of the Put Option. The Company shall have no obligations under this Section 13 with respect to the exercise of more than one Put Option in any 12-month period. To the extent a Liquidity Rights Holder determines not to elect to exercise such holder's Put Option after receiving a Company Notification, the Liquidity Rights Holder may not exercise the Put Option for the 12-month period following the expiration of the Put Period. Exercise of the Put Option shall be irrevocable.

(c) The closing of purchase hereunder shall occur at the offices of the Company on the date that is seven days after the date of determination of the Final FMV. At the closing, the Optionee shall deliver to the Company the Shares to be sold, together with duly executed instruments transferring title to such Shares to the Company, as well as an acknowledgment that the Optionee no longer has any rights with respect to options to be sold other than to receive payment in accordance with this Section 13. Payment for the Shares and options shall be made in 18 equal monthly installments on the last day of the month (or if such day is not a business day in New York City, on the next succeeding business day), commencing with the month in which the closing occurs; provided, however, to the extent that payment in cash would give rise to an "event of default" under the Company's principal credit agreement then in effect, payment shall be made by delivery of a promissory note with interest accruing at the "prime rate" published in The Wall Street Journal on the date of issuance, which interest will be payable annually in arrears through maturity. Such note will mature and be payable five years from the date of issuance or, if earlier, when such payment would not give rise to an "event of default" under the Company's principal credit agreement then in effect. The Optionee may withdraw any Exercise Notice at any time prior to the closing, subject to reimbursing the Company for any costs it has incurred for appraisers or otherwise in determining the Final FMV.

(d) Subject to the following sentence, upon a Qualifying Sale, the Company or the acquiror in such Qualifying Sale shall pay the Optionee an amount per unexercised vested Share hereunder equal to the fair market value of the consideration to be received per Share in the Qualifying Sale by stockholders of the Company, less the Exercise Price and any applicable taxes. Payments made pursuant to this Section 13(d) shall only be made (i) with respect to those Shares that are subject to performance-based vesting, only those Shares that vest upon such Qualifying Sale in accordance with the performance-based targets set forth in the Notice, and (ii) with respect to Shares that are subject to time-based vesting, all such Shares.

(e) For purposes of this Section 13, the following terms will have the following meanings:

(i)     "Liquidity Event" means a an Initial Public Offering (as defined in the
Plan) or a Qualifying Sale.

(ii) "Qualifying Sale" means the consummation of a transaction, whether in a single transaction or in a series of related transactions that are consummated contemporaneously (or consummated pursuant to contemporaneous agreements), with any other person or group of persons on an arm's-length basis other than an Affiliate, pursuant to which such party or parties (a) acquire (whether by merger, stock purchase, recapitalization, reorganization, redemption, issuance of capital stock or otherwise) 100% of the voting stock of the Company or (b) acquire assets constituting all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis; provided, however, that in no event shall a Qualifying Sale be deemed to include any transaction effected for the purpose of (i) changing, directly or indirectly, the form of organization or the organizational structure of the Company or any of its subsidiaries or (ii) contributing stock to entities controlled by the Company.


SECTION 14. DEFINITIONS.

(a) "AFFILIATE" shall mean any person or entity directly or indirectly controlling, controlled by, or under common control with another person.

(b)     "AGREEMENT" shall mean this Stock Option Agreement.

(c) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

(d) "CALL NOTICE" shall have the meaning described in Section 6(c) of this Agreement.

(e) "CALL RIGHT" shall have the meaning described in Section 6(c) of this Agreement.

(f) "CALL SHARES" shall have the meaning described in Section 6(c) of this Agreement.

(g) "CAUSE" shall mean with respect to an Optionee, "cause" as defined in any employment agreement between the Optionee and the Company (or, if applicable, the Subsidiary employing the Optionee) or if the Optionee is not a party to an employment agreement or "cause" is not defined therein, the following unless another meaning is specifically provided by the Committee or in the participant's option agreement:

        (i)     Any conviction or plea of guilty or nolo contendere to a felony,

        (ii)    Any willful misconduct or gross negligence, or

        (iii) Any willful breach of any written policy or any confidential or proprietary information, non-compete or non-solicitation covenant or any employment agreement with or for the benefit of the Company or any of its Affiliates.

(h) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

(i) "COMMITTEE" shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(j) "COMPANY" shall mean Fidelity Sedgwick Holdings, Inc., a Delaware corporation and any successor thereto.

(k) "CONSULTANT" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Directors.

(l) "DATE OF GRANT" shall mean the date specified in the Notice, which date shall be the later of (i) the date on which the Committee resolved to grant this option or (ii) the first day of the Optionee's Service.

(m) "DIRECTOR" shall mean a member of the Board of Directors who is not an Employee.

(n) "DISABILITY", with respect to the Optionee, shall mean (i) "disability" as defined in any employment agreement or engagement agreement between the between the Optionee and the Company (or, if applicable, the Subsidiary employing or retaining the Optionee) or (ii) if the Optionee is not a party to any such agreement or "disability" is not defined therein, the following: (A) the inability of the Optionee to perform the duties of participant's employment or engagement with the Company due to physical or emotional incapacity or illness, where such inability continues for ninety (90) days and is expected to be of long-continued and indefinite duration; or (ii) the Optionee shall be entitled to disability retirement benefits under the federal Social Security Act or to recover benefits under any long-term disability plan or policy maintained by the Company.

(o) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(p) "EXCHANGE ACT" shall mean the Securities and Exchange Act of 1934, as amended.

(q) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice.

(r) "FAIR MARKET VALUE" shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(s) "FINAL FMV" means the fair market value per Share of the Company as of the relevant date, determined as follows:

                (i) The Board of Directors shall determine the Final FMV in good faith based on an assumed sale of 100% of the outstanding capital stock of the Company (without reduction for minority interest or lack of liquidity of the Shares) and based on trading values for comparable companies. The Optionee may challenge such determination by notice given within 20 days after receipt of such determination. If no such notice is given, then the Final FMV shall be deemed finally determined as of such 20th day. If such determination of the Final FMV is challenged by the Optionee, the Company and the Optionee shall first attempt for a period of 20 days to resolve the dispute, but if such resolution is not accomplished, then the Company and the Optionee shall mutually agree upon an independent third-party appraiser to undertake an appraisal of the Company to establish the Final FMV as of the relevant date. If the Optionee and the Company are unable to mutually agree upon an appraiser, then the appraiser shall be appointed by the American Arbitration Association in New York, New York.

                (ii) The Final FMV shall be the fair market value arrived at by the appraiser within 30 days following its appointment.

                (iii) The expenses of the appraiser will be borne 100% by the Company.

(t) "NONSTATUTORY OPTION" shall mean a stock option not described in Sections 422(b).

(u) "NOTICE" shall have the meaning described in Section 1(a) of this Agreement.

(v)     "OPTIONEE" shall mean the person named in the Notice.

(w) "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the execution of this Agreement shall be considered a Parent commencing as of such date.

(x) "PERMITTED TRANSFERS" shall have the meaning described in Section 10(a) of this Agreement.

(y) "PLAN" shall mean the Fidelity Sedgwick Holdings, Inc. 2006 Stock Incentive Plan.

(z) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(aa) "RECAPITALIZATION" shall mean an event or series of events affecting the capital structure of the Company such as a stock split, reverse stock split, stock dividend, extraordinary cash dividend, distribution, recapitalization, combination or reclassification of the Company's securities.

(bb) "RETIREMENT" shall mean termination of Service by the Optionee with an attained age of 65.

(cc)    "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

(dd)    "SERVICE" shall mean service as an Employee, Director or Consultant.

(ee) "SHARE" shall mean one share of common stock of the Company, with a par value of $0.0001 per share.

(ff) "STOCKHOLDERS AGREEMENT" shall mean the Stockholders Agreement dated as of January 31, 2006, among the Company and the other parties therein as the same may be amended, and any other stockholders agreement, right of first refusal agreement, or other agreement regarding restrictions on the Optionee's ability to vote, transfer, sell, assign, pledge or hypothecate the Shares underlying this option, entered into by and among the Company and the other parties named therein that the Board of Directors of the Company requires the Optionee to enter into in connection with any Notice of Stock Option Grant.

(gg) "SUBSIDIARY" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the execution of this Agreement shall be considered a Subsidiary commencing as of such date.

                                    EXHIBIT A
                            SAMPLE NOTICE OF EXERCISE


Fidelity Sedgwick Holdings, Inc.
[601 Riverside Avenue
Jacksonville, FL 32204
Attn:  Corporate Secretary]


To the Corporate Secretary:

I hereby exercise my stock option granted under the Fidelity Sedgwick Holdings, Inc. 2006 Stock Incentive Plan (the "Plan") and notify you of my desire to purchase the shares that have been offered pursuant to the Plan and related Option Agreement as described below.

I shall pay for the shares by delivery of a check payable to Fidelity Sedgwick Holdings, Inc. (the "Company") in the amount described below in full payment for such shares plus all amounts required to be withheld by the Company under state federal or local law as a result of such exercise or shall provide such documentation as is satisfactory to the Company demonstrating that I am exempt from any withholding requirement.

This notice of exercise is delivered this ___ day of ___________________ (month) ____(year).


No. Shares to be
Acquired                  Type of Option          Exercise Price          Total
------------------------- ----------------------- ----------------------- -----------------------
                          Nonstatutory

Estimated Withholding     Nonstatutory only

                                                  AMOUNT PAID



                                             Very truly yours,


                                             --------------------------------
                                             Signature of Optionee


                                             Optionee's Name and Mailing Address

                                             --------------------------------

                                             --------------------------------

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                                             Optionee's Social Security Number

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Half Time-Based, Half Performance-Based Vesting



                        FIDELITY SEDGWICK HOLDINGS, INC.
                            2006 STOCK INCENTIVE PLAN
                          NOTICE OF STOCK OPTION GRANT


Name of Optionee:     ________________________

Total Number of
Shares Subject
to Option:            _____ shares of common stock, par value $0.0001 per share
                      ("Shares") of Fidelity Sedgwick Holdings, Inc. (the
                      "Company")

Type of Option:       Nonstatutory Stock Option

Exercise Price
Per Share:            $7.50

Date of Grant:        ________

Date Exercisable:     This option may be exercised, to the extent vested, at any time prior to its expiration.

Vesting Schedule:     Time-Based. This option will vest with respect to 1/40 of
                      the Total Number of Shares Subject to Option on the last day of each fiscal quarter, commencing on the last day of the fiscal quarter in which the Date of Grant occurs, until 50% of the Total Number of Shares Subject to Option are fully vested (i.e., 50% of the shares subject to this option will be fully vested on the fifth (5th) anniversary of the last day of the fiscal quarter in which the Date of Grant occurs), provided the Optionee's Service with the Company has not terminated prior to the applicable vesting date. The vesting of all time-based options shall accelerate upon a Change in Control.

                      Performance-Based. The remaining 50% of the Total Number of Shares Subject to Option shall vest upon the earliest to occur of (i) a Change in Control, (ii) following an Initial Public Offering, and (iii) the fifth (5th) anniversary of the Date of Grant, in each case, solely if the Equity Value of a share of the Company's Common Stock shall equal at least $15.00 (subject to adjustment pursuant to Section 11 of the Stock Option Agreement) provided the Optionee's Service with the Company has not terminated prior to the applicable vesting date. If the Equity Value target is not met at the time of a Change in Control, the Company will use commercially reasonable efforts to have the acquirer or the surviving or continuing company assume or continue, as the case may be, the unvested performance-based options on the same (or nearly as practicable) terms and conditions as set forth herein. If the acquirer will not agree to so assume or continue, then such options shall terminate. If the Equity Value target is not met on the 5th anniversary of the Date of Grant, then any unvested performance-based options shall terminate.

                      For purposes of this calculation, "Equity Value" shall be determined as follows:

                      (i) in the event of a Change in Control, the Equity Value shall be determined at the time of the transaction constituting a Change in Control, and shall be equal to the aggregate amount of per share net proceeds (other than any taxes) of cash or readily marketable securities and the discounted expected value of any other deferred consideration (as determined by the Board of the Company) received or to be received by the holders of Common Stock of the Company in such transaction (including all shares issuable upon exercise of in-the-money options, whether or not exercisable) at the time of the Change in Control;

                      (ii) at any time after an Initial Public Offering, the Equity Value shall be measured using the average price of the Common Stock over a consecutive forty-five (45) day trading period; and

                      (iii) upon the fifth (5th) anniversary, the Equity Value shall be determined by an independent third party appraiser selected by the Board and based on an assumed sale of 100% of the outstanding capital stock of the Company (without reduction for minority interest or lack of liquidity) and based on trading values for comparable companies.

                      Notwithstanding anything to the contrary in this Notice, if the Optionee's employment agreement with the Company or a subsidiary of the Company (including, for this purposes, Sedgwick CMS Holdings, Inc.) provides that the Total Number of Shares Subject to Option shall vest more quickly than provided in this Vesting Schedule, the employment agreement shall control.


Expiration Date:      ______________(8 year term from Date of Grant), subject to earlier termination in accordance with Section 6 of the Stock Option Agreement.

Additional
Conditions:           Concurrently with the exercise of this option, the
                      Optionee must become bound by the Stockholders Agreement as a Management Holder. The Stockholders Agreement contains provisions that limit the transferability and voting rights of the Shares acquired upon exercise. In addition, the Optionee must satisfy such additional conditions as the Committee shall advise (e.g., satisfy tax withholding and make representations to satisfy securities laws).

                      The Shares acquired upon exercise hereof are subject to certain repurchase right as set forth in the Stock Option Agreement.

By signing your name below, you accept this option and acknowledge and agree that this option is granted under and governed by the terms and conditions of the Fidelity Sedgwick Holdings, Inc. 2006 Stock Incentive Plan and the Stock Option Agreement reference number 2006-A both of which are hereby made a part of this document.

OPTIONEE:                            FIDELITY SEDGWICK HOLDINGS, INC.



                                     By:
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                                     Title:
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